                              CELLNET DATA SYSTEMS, INC.

                              1992 INCENTIVE STOCK PLAN
                                (Amended March, 1994)
                                (Amended August, 1996)

    This Plan is effective immediately following the filing of the Amended and Restated Articles of Incorporation of the Company dated September 17, 1992 with the Office of the Secretary of State authorizing a recapitalization of the Company (the "Recapitalization").


    1. PURPOSES OF THE PLAN. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. The Board may also grant Stock Purchase Rights under this Plan.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986.

         (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (d) "COMPANY" shall mean Domestic Automation Company, a California corporation.

         (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

         (f) "CONSULTANT" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "NONSTATUTORY STOCK OPTION" shall mean an option not intended to qualify as an Incentive Stock Option.

         (l)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (m) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (n) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

         (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (p)  "PLAN" shall mean this 1992 Incentive Stock Plan.

         (q) "PURCHASER" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

         (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (s) "STOCK PURCHASE RIGHT" shall mean a right, other than an Option, to purchase Common Stock pursuant to the Plan.

         (t) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and/or sold under the Plan is 2,300,000 post-split shares of Common Stock, after giving effect to the Recapitalization. The Shares may be authorized, but unissued, or reacquired Common Stock.

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         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Repurchased shares shall not become available for future grant under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

              (i) Subject to subparagraph (ii), the Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors or one or more officers of the Company to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    Members of the Board who either are eligible for Options or Stock Purchase Rights or have been granted Options or Stock Purchase Rights may vote on any matters affecting the administration of the Plan or the grant of any Options or Stock Purchase Rights pursuant to the Plan, except that no such member shall act upon the granting of an Option or Stock Purchase Right to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Stock Purchase Rights to him.

            (ii) Notwithstanding the foregoing subparagraph (i), if and in the event the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, any grants of Options or Stock Purchase Rights to directors shall only be made by the Board of Directors; provided, however, that if a majority of the Board of Directors is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year, any grants of Options or Stock Purchase Rights to directors must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence.
Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code of 1986, Nonstatutory Stock Options, or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to the Plan;
(vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Stock Purchase Right; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

    5.   ELIGIBILITY.

         (a) Options and Stock Purchase Rights may be granted only to Employees or Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted an additional Option or Options or Stock Purchase Right or Rights.

         (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year.

         (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a nonstatutory stock option.

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         (d)  The Plan shall not confer upon any Optionee, Purchaser or holder of a Stock Purchase Right any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

    7.   EXERCISE PRICE AND CONSIDERATION.

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

              (i) In the case of any Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

           (ii) In the case of any Nonstatutory Stock Option, other than an Incentive Stock Option, or any Stock Purchase Right, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

          (iii) In the case of any Option granted to any person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

            (iv) In the case of any Option or Stock Purchase Right granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

         (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for the date of grant of the Option or Stock Purchase Right, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in The Wall Street Journal.

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         (c)     The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase Right shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

    8.   OPTIONS.

         (a) TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or shorter time as may be provided in the Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter time as may be provided in the Nonstatutory Stock Option Agreement.

         (b)  EXERCISE OF OPTION.

              (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

    An Option may be exercisable over a period of time or may be immediately exercisable as determined by the Board and may grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the repurchase option shall be the original price paid by the Optionee and may be paid by cancellation of any indebtedness of the Optionee to the Company. The repurchase option shall lapse at such a rate as the Board may determine.

    Notwithstanding any other provisions of this Plan, no Option may be exercised after the expiration of the term of the Option as set forth in the Stock Option Agreement.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (ii) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. If an Employee ceases to serve as an Employee or Consultant (as the case may be), he may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date he ceases to be an Employee or Consultant (as the case may be) of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

              (iii) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (iv)    DEATH OF OPTIONEE.  In the event of the death of an
Optionee:

                     (A) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 8(a) above), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in
         Section 5(b); or

                     (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of grant of the Option) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
         Section 8(a) above), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9.   STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. After the Board of Directors determines that it will offer an Employee or Consultant the right to purchase Shares under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions relating to the offer, including the number of Shares that such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Board of Directors.

         (b) ISSUANCE OF SHARES. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

         (c)  REPURCHASE OPTION.  Unless the Board of Directors or its
Committee determines otherwise, the Employee Stock Restriction Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Employee Stock Restriction Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such a rate as the Board of Directors may determine.

         (d) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

         (e) RIGHTS AS A SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the shares as to which a Stock Purchase Right has been exercised, no right to vote or to receive dividends or any other rights as a stockholder shall exist with respect to shares of Common Stock subject to a Stock Purchase Right, notwithstanding the exercise of a Stock Purchase Right. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         (f) SHARES AVAILABLE UNDER THE PLAN. Exercise of a Stock Purchase Right in any manner shall result in a decrease in the number of Shares that thereafter shall be available, both for purposes of the Plan and for sale under the Stock Purchase Right, by the number of Shares as to which the Stock Purchase Right is exercised. Shares repurchased by the Company pursuant to Section 9(c) hereof shall not be available for reissuance under the Plan.

    10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or holder of a Stock Purchase Right, only by such Optionee or holder of a Stock Purchase Right.

    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Board may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12. TIME OF GRANTING OPTIONS OR STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the
Plan:

              (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

           (ii) any change in the designation of the class of Employees or Consultants eligible to be granted Options or Stock Purchase Rights; or

          (iii) any material increase in the benefits accruing to participants under the Plan.

         (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in
Section 17(a) of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Board and the Optionee, Purchaser or holder of a Stock Purchase Right, which agreement must be in writing and signed by the Company and the Optionee, Purchaser or holder of the Stock Purchase Right.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION AND STOCK PURCHASE AGREEMENTS. Options shall be evidenced by written Stock Option Agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, a Purchaser shall execute an Employee Stock Restriction Agreement in such form as the Board of Directors shall approve.

    17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company. If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company shall be:

         (a) (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or
(2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

         (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

    If such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

    18. INFORMATION TO OPTIONEES AND HOLDERS OF STOCK PURCHASE RIGHTS. The Company shall provide to each Optionee and each holder of a Stock Purchase Right, during the period for which such Optionee or holder of a Stock Purchase Right has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports. The Company shall not be required to provide such information if the issuance of Options and Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                   Grant No.____


                              CELLNET DATA SYSTEMS, INC.

                           INCENTIVE STOCK OPTION AGREEMENT

- --------------------------------------------------------------------------------
THE NUMBER OF SHARES OF COMMON STOCK OF THIS OPTION RECOGNIZE THE COMPANY'S ONE FOR TEN REVERSE STOCK SPLIT ON JANUARY 17, 1992, AND ONE FOR ONE HUNDRED REVERSE STOCK SPLIT ON SEPTEMBER 17, 1992.
- --------------------------------------------------------------------------------

CELLNET DATA SYSTEMS, INC., a California corporation (the "Company"), has granted to (OPTIONEEF) (OPTIONEEL), (the "Optionee") an option (the "Option") to purchase a total of (SHARES) shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

    1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of 1986 (the "Code").

    2. EXERCISE PRICE. The exercise price is $0.50 for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

    3. EXERCISE OF OPTION. This Option shall be exercisable during its term, in accordance with the provisions of Section 8 of the Plan and subject to
Section 6 hereof, as follows:

         (i)  RIGHT TO EXERCISE.

              (a) Subject to subsections 3(i) (b) and (c), below, this Option shall commence vesting from the date of grant or the employee's date of hire, whichever is later, such that 1/10th of the Shares subject to the Option shall be vested after six (6) months have expired from the employee's date of hire,
(DOH), then vesting shall continue at the rate of 1/20th of the Shares subject to the Option every three (3) months thereafter, such that all Shares shall be vested five years from the date of hire, based on continuous employment.

              (b)  This Option may not be exercised for a fraction of a share.

              (c) In the event of Optionee's death, disability or other termination of employment, the timing for exercise of the Option is governed by Sections 7, 8, or 9 of this agreement, subject to the limitations in Subsections 3(i) (e) and (f).

              (d) NOTHING IN THIS AGREEMENT SHALL AFFECT IN ANY MANNER WHATSOEVER THE RIGHT OR POWER OF THE COMPANY TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY FOR ANY REASON, WITH OR WITHOUT CAUSE. NOTHING IN THE AGREEMENT CONSTITUTES AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR A CONSULTING RELATIONSHIP FOR THE EXERCISE PERIOD OR FOR ANY PERIOD AT ALL.

              (e) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

              (f) In no event may this Option become exercisable at a time or times which, when this Option is aggregated with all other Incentive Stock Options granted to Optionee by the Company



                                        (PAGE)
or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the option covering such share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

         (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes, the shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

    4. OPTIONEE'S REPRESENTATIONS. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

    5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board:

         (i)   cash;

         (ii)  check;

         (iii) delivery of a promissory note (the "Note") of Optionee in the amount of the exercise price together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit C; the Note shall be in the form attached hereto as Exhibit D, shall contain the terms and be payable as set forth therein, shall bear interest at a rate not less than the rate required to ensure that there will be no "unstated interest" with respect to the purchase of shares under this Option, pursuant to Section 483 of the Code and the regulations in effect thereunder at the time of such purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement; or

         (iv) surrender of other Shares of Common Stock of the Company which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company and have a fair market value equal to the exercise price of the Shares as to which the Option is being exercised.

    6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been amended by the shareholders of the company to increase the number of shares available for incentive stock options, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                                        (PAGE)

    7.   TERMINATION OF STATUS AS AN EMPLOYEE.

         (i) If Optionee ceases to serve as an Employee, he may, but only within 30 days after date he ceases to be an Employee of the Company (but in no event later than the date of expiration of the term of this Option set forth in
Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination as provided in paragraph 3(i). To the extent that he was not entitled to exercise it at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

         (ii) In the event that the Optionee has paid the purchase price hereunder by delivery of a Note, and before the Note is paid in full, the Optionee ceases to be an Employee or Consultant, the Company shall have the right to accelerate the due date of the Note, and the whole unpaid balance on the Note of principal and interest shall become immediately due.

    8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in
Section 11 of this Incentive Stock Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e) (3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    9.   DEATH OF OPTIONEE.  In the event of the death of Optionee:

         (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death, subject to the limitations contained in Section 3(i)(f) above; or

         (ii) within 30 days after termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death (but in no event later than the date of expiration of the term of this Option set forth in section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    11   TERM OF THE OPTION.

         (a)  This Option may not be exercised more than ten (10) years (five
(5) years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.


                                        (PAGE)

         (b) ADJUSTMENT UPON SALE OF ASSETS OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, this Option shall be assumed or an equivalent Option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option, the Optionee shall have the right to exercise this Option as to all of the Common Stock subject to the Option, including Shares as to which the Option would not otherwise be exercisable. The Board shall notify the Optionee that the Option shall be fully exercisable for a period of 15 days from the date of notice and that the Option will terminate upon expiration of such period.

    12. EARLY DISPOSITION OF STOCK. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares on the date of the exercise or the fair market value on the date of disposition. The amount of such ordinary income may be measured differently if the Optionee is an officer, director, or 10% shareholder of the Company or if the Shares are subject to a substantial risk of forfeiture at the time they were transferred to Optionee. OPTIONEE HEREBY AGREES TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

    13. RESTRICTION ON TRANSFER; RIGHT OF FIRST REFUSAL. Optionee shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares, except as follows:

         (a) Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company. The Optionee shall deliver a notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such Shares,
(ii) the number of such Shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

         (b) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all, but not less than all, Shares to which the Notice refers, at the price per share specified in the Notice.

         (c) If all of the Shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 13(b) hereof, the Optionee may sell the remaining Shares to any person named in the Notice at the price specified in the notice or at a higher price, provided that such sale or transfer is consummated within 60 days after the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all terms and conditions hereof.

         The provisions of this paragraph 13 shall terminate upon (i) the effective date of a merger involving the Company in which the Company is not the survivor (except a merger with an affiliate of the Company), (ii) the effective date of a sale of all, or substantially all, of the assets of the Company (except a sale to an affiliate of the Company) or (iii) the closing of the Company's initial firmly underwritten public offering. The provisions of subparagraphs 13(a), 13(b) and 13(c) shall not apply to a transfer of any shares by Optionee, either during his lifetime or on death by will or intestacy to his other ancestors, descendants or spouse or any custodian or trustee for the account of Optionee or Optionee's Ancestors, desendents or spouse; provided, in each such case any such transferee shall receive and hold such Shares subject to the provisions of this paragraph 13 and there shall be no further transfer of such Shares unless in accordance herewith.




                                        (PAGE)

         The Company shall not be required (i) to transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

    14. LOCKUP AGREEMENT. In consideration for the sale of the Shares, the Optionee agrees, upon request of the Company or the underwriters managing the initial underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or underwriters may specify; provided, however, that the Optionee shall have no obligation to enter into the agreement described in this paragraph 14 unless all executive officers and directors of the Company enter into similar agreements.

DATE OF GRANT:    (dog)



                                  CELLNET DATA SYSTEMS, INC.,
                                  a California Corporation

                                  By:
                                          -------------------------------
                                               Alan H. Bushell

                                  Title:  Senior Vice President
                                          -------------------------------


OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR
THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan Optionee further acknowledges that he has read and is familiar with the terms of the Plan and this agreement and has read and understands Sections 3 (i) (d) and 7 (ii) and has had an opportunity to obtain the advice of counsel prior to executing this Agreement.



Dated:                        Optionee
        -----------------                -------------------------------------


                                        (PAGE)